UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 28, 2003

ANCHOR GLASS CONTAINER CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

0-23359	59-3417812

(Commission File Number)	(I.R.S. Employer Identification No.)

One Anchor Plaza, 4343 Anchor Plaza Parkway, Tampa, Florida 33634-7513

(Address of Principal Executive Offices) (Zip Code)

(813) 884-0000

(Registrant’s Telephone Number, Including Area Code)

Item 7. Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired.

None.

(b)	Pro forma financial information.

None.

(c)	Exhibits.

The following exhibit is filed herewith:

99.1	Press Release issued on July 28, 2003.

In accordance with SEC Release No. 33-8216, the information in this Item 9 is intended to be furnished under Item 12. Results of Operations and Financial Condition.

Item 9. Regulation FD Disclosure.

     On July 28, 2003, Anchor Glass Container Corporation issued a press release relating to its results of operations for the second quarter ended June 30, 2003, a copy of which is filed as Exhibit 99.1 hereto.

SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANCHOR GLASS CONTAINER CORPORATION

/s/ Darrin J. Campbell

Name: Darrin J. Campbell
Title: Executive Vice President and Chief Financial Officer

Date: July 29, 2003